UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 20, 2005
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-127031            52-1972128
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(State or other jurisdiction   (Commission File No.)     (IRS Employer
     of incorporation)                                 Identification No.)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code        (301) 846-8881
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events
            ------------

            On September 20, 2005, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-AR16, Class I-A-1, Class I-A-2, Class I-A-R, Class II-A-1, Class III-A-1, Class III-A-2, Class III-A-3, Class IV-A-1, Class IV-A-2, Class IV-A-3, Class IV-A-4, Class IV-A-5, Class IV-A-6, Class IV-A-7, Class IV-A-8, Class V-A-1, Class VI-A-1, Class VI-A-2, Class VI-A-3, Class VI-A-4, Class VII-A-1, Class VII-A-2, Class Cr-B-1, Class Cr-B-2, Class Cr-B-3, Class VII-B-1, Class VII-B-2 and Class VII-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $3,720,418,100.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 20, 2005, among the Registrant, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-AR16, Class Cr-B-4, Class Cr-B-5, Class Cr-B-6, Class VII-B-4, Class VII-B-5 and Class VII-B-6 Certificates, having an aggregate initial principal balance of $22,080,733.19 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.41% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of adjustable interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans. Some of the Mortgage Loans were originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Bank and of the employees of various non-participant employers. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Classes of Private Class B Certificates are subordinated to distributions on the related Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust Estate as three REMICs for federal income tax purposes (the "Upper-Tier REMIC," the "Crossed Group Lower-Tier REMIC" and the "Group VII Lower-Tier REMIC," respectively and each, a "REMIC"). The Class I-A-1, Class I-A-2, Class II-A-1, Class III-A-1, Class III-A-2, Class III-A-3, Class IV-A-1, Class IV-A-2, Class IV-A-3, Class IV-A-4, Class IV-A-5, Class IV-A-6, Class IV-A-7, Class IV-A-8, Class V-A-1, Class VI-A-1, Class VI-A-2, Class VI-A-3, Class VI-A-4, Class VII-A-1, Class VII-A-2, Class Cr-B-1, Class Cr-B-2, Class Cr-B-3, Class Cr-B-4, Class Cr-B-5, Class Cr-B-6, Class VII-B-1, Class VII-B-2, Class VII-B-3, Class VII-B-4, Class VII-B-5 and Class VII-B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class I-A-R Certificate will represent the "residual interest" in the Upper-Tier REMIC, Crossed Group Lower-Tier REMIC and Group VII Lower-Tier REMIC.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (EX-4) Pooling and Servicing Agreement, dated as of September 20, 2005, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and Wachovia Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

September 20, 2005

                                       /s/ Bradley A. Davis
                                       -----------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-4)                    Pooling and Servicing Agreement,        E
                          dated as of September 20, 2005,
                          among Wells Fargo Asset
                          Securities Corporation, Wells
                          Fargo Bank, N.A. and Wachovia
                          Bank, National Association, as
                          trustee.